                              OFFICE BUILDING LEASE

1. PARTIES. This Lease dated as of February 9, 2000, is made by and between the Midpeninsula Regional Open Space District, a special district formed pursuant to Section 5500, ET SEQ., of the California Public Resources Code ("District") and DrugAbuse Sciences Inc., a California Corporation ("Lessee").

2. PREMISES. District hereby leases to Lessee, and Lessee hereby leases from District, that certain office space (hereinafter, "Premises"), the area of which is shown by outline on Exhibit "A", attached here to and incorporated herein by this reference. It is agreed that said Premises, for the purpose of this Lease, have an area of approximately 2,487 square feet, situated on the ground floor of that certain office building ("Building") known as 330 Distel Circle, Los Altos, California. Said Premises are more precisely identified as Suite 150 of said Building. The Premises exclude the access ways and pipes, ducts, conduits, wires and appurtenant fixtures serving, exclusively or in common, other parts of the Building. By taking possession of the Premises, Lessee accepts the improvements as complete except as otherwise provided herein.

3. TERM. The term of this Lease shall be for 36 months, commencing on March 1, 2000 (the "Commencement" or "Commencement Date") and ending February 28, 2003 unless sooner terminated pursuant to this Lease.

4.       POSSESSION.

4.1 If District, for any reason whatsoever, cannot initially deliver possession of the Premises to Lessee at the Commencement of the term hereof this Lease shall not be void or voidable nor shall District be liable to Lessee for any loss or damage resulting therefrom, nor shall the expiration date of the above term be in any way extended, but, in that event, all rent shall be abated during the period between the Commencement of said term and the time when District delivers possession.

4.2 In the event that District shall permit Lessee to occupy the Premises prior to the Commencement Date of the term, such occupancy shall be subject to all of the provisions of this Lease, except for the payment of rent, and said early possession shall not advance the termination date herein above provided. In the event Lessee occupies the Premises prior to the Commencement Date of the term for the purpose of installation of Lessee's trade fixtures and equipment in the Premises, or otherwise, such use or occupancy shall be pursuant to the express conditions that (a) Lessee's early entry shall not interfere with District's work or construction or cause labor difficulty; (b) Lessees shall pay for and provide evidence of the insurance coverage required pursuant to Section 10 hereof; and (c) Lessees shall pay utility charges reasonably allocated to Lessee by District. Lessee shall not commence the operation of business prior to the Commencement Date of the term without express prior written consent of District.

5.       RENT.

5.1 Lessee shall pay to District as rent for the Premises, without demand, deduction, abatement or set-off, except as expressly permitted herein, the sum of Eight Thousand Seven Hundred Four and 50/100 Dollars ($8,704.50) on or before the first day of each and every calendar month of the term of this Lease, the first monthly payment to be made concurrently with the execution hereof. If the Lease termination date is not the last day of a month, the rent payable hereunder shall be prorated on a daily basis at the then current rate for the fractional month during which this Lease terminates. Said rent shall be paid to District in lawful money of the United States of America, which shall be legal tender at the time of payment at the District office in the Building, or to such other person or at such other place as District may from time to time designate in writing.

5.2      Rent Increase.

         5.2.1 Upon the first anniversary of the Commencement Date of this lease and annually on such date thereafter, the monthly Rent payable under Section 5.1 of this Lease shall be adjusted by the greater of four (4%) of the previous period Rent, or the percentage increase, if any, in the Consumer Price Index of the Bureau of Labor Statistics of the United States Department of Labor for All Urban Consumers (1982-84=100), "All Items," for San Francisco-Oakland-San Jose Bay Area, herein referred to as "C.P.I.", since the Commencement Date of this Lease or since the last annual adjustment, as appropriate.

         5.2.2 The monthly Rent payable pursuant to Section 5.1 shall be increased pursuant to Section 5.2.1 as follows: the Rent payable for the first month of the term of this Lease, or the month in which it was last adjusted, shall be multiplied by a fraction, the numerator of which shall be the C.P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the original Lease term commenced or in which it was last adjusted. The sum so calculated shall constitute the new monthly Rent under Section 5 hereof, but, in no event, shall such new monthly Rent be less than a four (4%) increase over the previous period Rent nor greater than a seven (7%) increase over the previous period Rent.

         5.2.3 In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the C.P.I. shall be used to make such calculations. In the event that District and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in the County of Santa Clara, or, if such does not exist, an arbitration service substantially similar thereto, in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties, notwithstanding one party failing to appear after due notice of the proceeding. The cost of said Arbitrators shall be paid equally by District and Lessee.

         5.2.4 Lessee shall continue to pay the rent at the rate previously in effect, plus the minimum annual rent increase of four percent (4%), until the amount of the C.P.I. increase, if any, is determined. Within five (5) days following the date on which the increase is determined, Lessee shall make such payment to District as will bring the increased rental current, commencing with the effective date of such increase through the date of any rental installments then due. Thereafter the rent shall be paid at the increased rate.

6. SECURITY DEPOSIT. Concurrently with the execution of this Lease, Lessee has deposited with District the sum of Eighteen Thousand Dollars ($18,000.00), in the form of an Irrevocable Letter of Credit acceptable to District, receipt of which is hereby acknowledged, to secure the faithful performance by Lessee of all of the terms, covenants and conditions of this Lease by Lessee to be kept and performed during the term hereof. Lessee agrees that if it shall fail to pay when due any installment of rent or any other sums provided in this Lease to be paid by Lessee to District, or if Lessee shall default in or breach any of the other terms, covenants and conditions of this Lease and District shall suffer any damages as a result of said default or breach, then in any such event District may, at its option (but District shall not be required to) draw upon said Irrevocable Letter of Credit for any rent or other sum due and unpaid by Lessee to District hereunder, for any damage suffered by District as a result of such default or breach to the extent of the amount of damage suffered by District, or for any reasonable attorney's fees incurred by District in connection with such default or breach. Should the Irrevocable Letter of Credit be drawn upon by District as herein provided, then Lessee, without the need for written demand by District, shall forthwith remit a sufficient amount in cash to restore said security deposit to its original amount, and Lessee's failure to do so within ten (10) days after such demand shall constitute a breach of this Lease. Should Lessee comply with all of the terms, covenants and conditions of this Lease and promptly pay all rental herein provided for as it falls due and all other sums payable by Lessee to District hereunder, the un-appropriated balance of said security deposit shall be returned to Lessee at the expiration of the Term of this Lease or upon any earlier termination. Should District sell its interest in the Premises during the term hereof and if District deposits with the purchaser thereof the then un-appropriated funds deposited by Lessee as aforesaid, thereupon District shall be discharged from any further liability with respect to such deposit.

7.       TAXES.

7.1 Property Taxes: The term "property taxes," as used in this Lease, is defined as all real estate taxes or personal property taxes levied with respect to the Building and the land, and any improvements, fixtures and equipment and other property of the District, real or personal, located in the Building and used in connection with the operation of the Building and the land, or any tax, general or special assessment, or other charge of any description imposed upon or in respect of the Building and the land, including without limitation, a tax upon any rent therefrom or any occupancy or use thereof, or a tax in lieu of or in addition to real estate or personal property taxes.

7.2 Personal Property and Ad Valorem Taxes. Lessee hereby agrees to pay all taxes which may be levied with respect to Lessee's personal property located upon the Premises, including without limitation, the portion of the improvements to the Premises the cost of which was borne by Lessee, furniture, office equipment and other furnishings.

7.3 Possessory Interest Tax. The property interest created herein may be subject to property taxation and Lessee may be subject to payment of property taxes levied on such possessory interest. Lessee shall be responsible for any Possessory Interest Tax arising out of or in any way created by this Lease. Lessee's rent shall be reduced by the amount of any such Possessory Interest Tax in the month following actual payment by Lessee of such tax or if no rent due in cash, and upon submittal of a copy of the bill evidencing such obligation and a copy of the check evidencing such payment.

8.       USE OF PREMISES.

8.1 Use. The Premises shall be used and occupied by Lessee for general office purposes, including without limitation, marketing, accounting, tracking of regulatory control, investor relations, business development and related clerical functions and for no other purpose without the prior written consent of District.

8.2 Suitability. Lessee acknowledges that neither District nor any agent of District has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Lessee's business, nor has District agreed to undertake any modification, alteration or improvement to the Premises except as provided in this Lease. The taking of possession of the Premises by Lessee shall conclusively establish that the Premises and the Building were at such time in satisfactory condition unless within fifteen (15) days after such date Lessee shall give District written notice specifying in reasonable detail the respects in which the Premises or the Building were not in satisfactory condition. To District's knowledge, the Premises are in compliance with all rules, regulations and ordinances whether federal, state or local.

8.3      Uses Prohibited.

         8.3.1 Premises shall not be used for retail sales, warehousing, manufacturing, or patient treatment facilities.

         8.3.2 Lessee shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering said Building or any part thereof or any of its contents, nor shall Lessee sell or permit to be kept used or sold in or about said Premises any articles or substance, inflammable or otherwise, which may be prohibited by a standard form policy of fire insurance.

         8.3.3 Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other Lessees or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in or about the Premises. Lessee shall not commit or suffer to be committed any waste in or upon the Premises.

         8.3.4 Lessee shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation or requirement of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Lessee shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, Lessee's particular use or occupancy of the Premises, excluding structural changes not relating to or affecting the condition, use or occupancy of the Premises, or not related or afforded by Lessee's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Lessee in any action against Lessee, whether District be a party thereto or not, that Lessee has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of the fact as between District and Lessee.

9.       SERVICES AND UTILITIES.

9.1 District's Obligations. District agrees to furnish to the Premises during the hours of 8:00AM - 6:00PM, generally recognized business days of Monday through Friday excepting major holidays, and subject to the Rules and Regulations of the Building, water, gas and electricity suitable for the intended use of the Premises, heat and air conditioning required in District's judgment for the comfortable use and occupancy of the Premises, scavenger, janitorial and window washing service and security customary in similar buildings in the competing geographical area. District shall also maintain and keep lighted the common entries and toilet rooms in the Building.

9.2 Lessee's Obligation. Lessee shall pay for, prior to delinquency, all telephone and all other materials and services, not expressly required to be paid by District, which may be furnished to or used in, on or about the Premises during the term of this Lease.

9.3      Lessee's Additional Requirements.

         9.3.1 Lessee will not, without the prior written consent of District not unreasonably withheld, and subject to any conditions which District may impose, use any apparatus or device in the Premises, including but without limitation therefor, electronic data processing machines, punch card machines and machines using current in excess of 110 volts, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space. Lessee shall not connect with electrical current, except through existing electrical outlets in the Premises, or connect to water pipes, any apparatus or device for the purposes of using electric current or water.

         9.3.2 If Lessee shall require water or electric current in excess of that usually furnished or supplied for use of the Premises as general office space, Lessee shall first procure the consent of District for the use thereof, which consent District may not unreasonably withhold. District may cause a water meter or electric current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such other use. The costs of such meters and of installation, maintenance and repair thereof shall be paid for by Lessee and Lessee agrees to pay District promptly upon demand by District for all such water and electric current consumed as shown by said meters, at the rate charged for such services by the city in which the Building is located or the local public utility as the case may be, furnishing the same, pays any additional expense incurred in keeping account of the water and electric current to consumed.

         9.3.3 Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, District reserves the right to install supplementary air conditioning units in the Premises and the cost thereof including the cost of installation, operation and maintenance thereof, shall be paid by Lessee to District upon demand by District.

9.4 Nonliability for Failure to Provide Services or Utilities. District shall not be liable for, and Lessee shall not be entitled to, any abatement or reduction of rent by reason of District's failure to furnish any of the foregoing when such failure is caused by accidents, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause similar or dissimilar, beyond the reasonable control of District. District shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing, except for loss arising due to District's or District's agents, employees or contractors active negligence or willful misconduct.

10.      INSURANCE.

10.1 Coverage. Lessee shall assume the risk of damage to any fixtures, goods, inventory, merchandise, equipment, furniture and leasehold improvements, and District shall not be liable for injury to Lessee's business or any loss of income therefrom relative to such damage. Lessee shall, at all times during the term of this Lease, and at its own cost and expense, procure and continue in force the following insurance coverage:

         10.1.1 Comprehensive general liability insurance, insuring District and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto in an amount of not less than Two Million Dollars ($2,000,000.00) per occurrence.

         10.1.2 Fire and extended coverage insurance including vandalism and malicious mischief coverage, in an amount equal to the full replacement value of all fixtures, furniture and improvements installed by or at the expense of Lessee.

10.2 Insurance Policies. The limits of said insurance policies shall not, however, limit the liability of the Lessee hereunder. Lessee may carry said Insurance under blanket policies; providing, however, said Insurance by Lessee shall have a District's protective liability endorsement attached thereto. If Lessee shall fail to procure and maintain said insurance District may, but shall not be required to, procure and maintain same, but at the expense of Lessee. Insurance required hereunder shall be in companies rated A-or better in "Best's Insurance Guide." Lessee shall deliver to District prior to occupancy of the Premises copies of policies of insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses, all such policies subject to District's approval which shall not be unreasonably withheld. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days prior written notice to District.

10.3 Waiver of Subrogation. As long as their respective insurers so permit, District and Lessee each hereby waive any and all rights of recovery against the other for any loss or damage occasioned to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any fire or extended coverage insurance policy which either may have in force at the time of such loss or damage. Each party shall obtain any special endorsement, if required by their insurer, to evidence compliance with the aforementioned waiver.

11.      MAINTENANCE AND REPAIRS.

11.1 District's Obligations. District shall maintain in good order, condition and repair the Building and all other portions of the Premises not the obligation of Lessee or any other Lessee in the Building, including the basic plumbing, air conditioning, heating and electrical systems installed or furnished by District, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Lessee, it agents, servants, employees or invitees, in which case Lessee shall pay to District the reasonable cost of such maintenance and repairs. District shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for five (5) business days after written notice of the need of such repairs or maintenance is given to District by Lessee, provided such repairs or maintenance can be reasonably performed within five (5) business days. Except as provided in Section 18 hereof there shall be no abatement of rent and no liability of District by reason of any injury to or interference with Lessee's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Lessee waives the right to make repair at District's expense under any law, statute or ordinance now or hereafter in effect.

11.2 Lessee's Obligations. By taking possession of the Premises, Lessee shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair, and Lessee's obligations to preserve the Premises are as follows:

         11.2.1 Lessee at Lessee's sole cost and expense, except for services furnished by District pursuant to Section 9 hereof, shall maintain the non-structural portion of the

                  Premises in good order, condition and repair including the interior surfaces of the ceilings, walls and floors, all doors, interior windows, exterior windows at or below street level, all plumbing pipes, electrical wiring, switches, fixtures and special items in excess of building standard furnishings, and equipment installed by or at the expense of Lessee. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at District's expense or to terminate this Lease because of District's failure to keep the Premises in good order, condition and repair.

          11.2.2 Upon the expiration or earlier termination of this Lease, Lessee shall surrender the Premises in the same condition as received, ordinary wear and tear and condemnation or damage by fire, earthquake, act of God or the elements alone excepted, and shall promptly remove or cause to be removed from the Premises and the Building, at Lessee's expense, any signs, notices and displays placed by Lessee.

          11.2.3 Lessee agrees to repair any damage to the Premises or the Building caused by or in connection with the removal of any articles of personal property, business or trade fixtures, machinery, equipment, furniture, movable partitions, including without limitation thereto, repairing the floor and patching and painting the walls where required by District to District's reasonable satisfaction, all at Lessee's sole cost and expense. Lessee shall indemnify the District against any loss or liability resulting from delay by Lessee in so surrendering the Premises, including without limitation any claims made by any succeeding Lessee founded on such delay.

          11.2.4 In the event Lessee fails to maintain the Premises in good order, condition and repair, District shall give Lessee notice to do such acts as are reasonably required to so maintain the Premises. In the event Lessee fails to promptly commence such work and diligently prosecute it to completion, then District shall have the right to do such acts and expend such funds at the expense of Lessee as are reasonably required to perform such work. Any amount so expended by District shall be paid by Lessee promptly after demand with interest at ten percent (10%) per annum from the date of such work. District shall have no liability to Lessee for any damage, inconvenience or interference with the use of the Premises by Lessee as a result of performing any such work.

12.      ALTERATIONS AND ADDITIONS.

12.1 Lessee shall at Lessee's sole cost and expense, replace the existing carpet and paint the interior walls of the Premises. The colors of the carpet and paint shall be approved by District, which approval shall not be unreasonably withheld. Lessee shall be allowed to credit up to $7,200 of the carpet and paint costs against the rent payment due in the second month of the Lease Term.

12.2 Lessee shall make no other alterations, additions or improvements to the Premises or any part thereof without obtaining the prior written consent of District.

12.3 District may impose as a condition to the aforesaid consent such requirements as District may deem necessary in its reasonable discretion, including with limitation thereto, the manner in which the work is done, a right of approval of the contractor by whom the work is to be performed, the times during which it is to be accomplished, and the requirement that upon written request of District prior to the expiration or earlier termination of the Lease, Lessee will remove any and all movable partitions, counters, personal property, equipment, fixtures and furniture, unless upon granting consent District agrees otherwise.

12.4 All such alterations, additions or improvements shall at the expiration or earlier termination of the Lease, become the property of District and remain upon and be surrendered with the Premises, unless specified pursuant to Section 11.2 above, or if upon granting consent, District agrees otherwise.

12.5 All articles of personal property and all business and trade fixtures machinery and equipment, furniture and movable partitions owned by Lessee or installed by Lessee at its expense in the Premises shall be and remain the property of Lessee and may be removed by Lessee at any time during the Lease term when Lessee is not in default hereunder.

13. INDEMNIFICATION. Lessee shall indemnify and hold harmless District from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless District from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's customers, directors, officers, invitees, licensees, agents, contractors or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereby; and in case any action or proceeding be brought against District by reason of any such claim. Lessee upon notice from District shall defend the same at Lessee's expense by counsel satisfactory to District. Lessee, as a material part of the consideration to District, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause, and Lessee hereby waives all claims in respect thereof against District except claims solely arising from willful or active negligent acts or omissions by District or its agents or employees. Lessee hereby agrees that District shall not be liable for injury to (a) Lessee's business or for any loss of income therefrom or damage to the goods, wares, merchandise or other property of Lessee, (b) Lessee's customers, directors, officers, invitees, licensees or any other persons in or about the Premises, (c) Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the Building, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. District shall not be liable for any damages arising from any act or neglect of any other Lessee of the Building.

14. LIENS. Lessee shall not permit to be enforced against the Premises, any mechanics', materialmen's, contractors' or other liens arising from, or any claims for damages growing out of any work of repair or alteration as herein authorized or otherwise arising (except from the actions of District), and Lessee shall pay or cause to be paid all of said liens and claims before any action is brought to enforce the same against District or the Premises; and Lessee agrees to indemnify and hold District and the Premises free and harmless from all liability for any and all such liens and claims and all costs and expenses in connection therewith. Lessee shall give District no less than ten (10) days prior notice in writing before commencing construction of any kind on the Premises so that District may post notices of nonresponsibility.

15.      ASSIGNMENT AND SUBLETTING.

15.1 District's Consent Required. Lessee shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof without the prior written consent of District, such consent not to be unreasonably withheld and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease.

15.2 Subletting Submission. Should Lessee desire to assign or sublet the Premises, Lessee shall submit in writing to District (a) the name and legal composition of the proposed sublessee or assignee; (b) the nature of the business proposed to be carried on in the Premises;
         (c) the terms and provisions of the proposed sublease for District's review and approval; and (d) such reasonable financial information for District's review and approval as District may request concerning the proposed sub-lessee or assignee. In determining the approval of an assignee or sub-lessee, the compatibility and suitability of the proposed assignee or sub-lessee with the District's government operations, statutory purposes and open space mission shall be of prime importance.

15.3 No Release of Lessee. No consent by District to any assignment of subletting by Lessee shall relieve Lessee of any obligation to be performed by Lessee under this Lease, whether occurring before or after such consent, assignment or subletting. The consent by District to any assignment of subletting shall not relieve Lessee from the obligation to obtain District's express prior written consent to any other assignment or subletting. The acceptance of rent by District from any other person shall not be deemed to be a waiver by District of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

16. ENTRY BY DISTRICT. District reserves and shall at any and all times have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by District to Lessee hereunder, to submit said Premises to prospective purchasers or Lessees, to post notices of nonresponsibility and "for lease" signs, and to alter, improve or repair the Premises and any portion of the Building without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the Premises shall not be blocked thereby, and further providing that the business of Lessee shall not be interfered with unreasonably. Lessee hereby waives any claim for damages for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy and any other loss occasioned thereby. For each of the aforesaid purposes, District shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Lessee's vaults and safes, and District shall have the right to use any and all means which District may deem proper to open said doors in an emergency, in order to obtain entry to the Premises, and any entry to the Premises obtained by District by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of the Premises, or an eviction of Lessee from the Premises or any portion thereof.

17. HOLDING OVER. This lease shall terminate and become null and void without further notice upon the expiration of the term herein specified and any holding over by Lessee after such expiration shall not constitute a renewal hereof or give Lessee any rights under this Lease, except as otherwise herein provided, it being understood and agreed that this Lease cannot be renewed, extended or in any manner modified except in writing signed by both parties hereto. If Lessee shall hold over for any period after the expiration of said term, District may, at its option, exercised by written notice to Lessee, treat Lessee as a Lessee from month-to-month commencing on the first day following the expiration of this Lease and subject to the terms and conditions herein contained, at a rental in the amount of one hundred twenty-five percent (125%) of the last monthly rental, plus all other charges payable hereunder. If Lessee fails to surrender the Premises upon the expiration of this Lease despite demand to do so by District, Lessee shall indemnify and hold District harmless form all loss or liability, including without limitation, any claim made by an succeeding Lessee founded on or resulting from such failure to surrender.

18.      DAMAGE OR DESTRUCT10N.

18.1 Partial Damage - Insured. In the event the Premises or the Building are damaged by any casualty which is covered under fire and extended coverage insurance carried by District, then District shall restore such damage provided insurance proceeds are available to pay ninety percent (90%) or more of the cost of restoration and provided such restoration can be completed within sixty (60) days after the Commencement of the work in the opinion of a registered architect or engineer appointed by District. In such event this Lease shall continue in full force and effect, except that Lessee shall be entitled to proportionate reduction of rent as determined by District while such restoration takes place, such proportionate reduction to be based upon the extent to which the restoration efforts interfere with Lessee's business in the Premises. Lessee shall not be entitled to any compensation or damages for loss of the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by any such damage, repair, reconstruction or restoration.

18.2     Partial Damage - Uninsured. In the event the Premises or the
         Building are damaged by a risk not covered by District's insurance or the proceeds of available insurance are less than ninety percent (90%) of the cost of restoration, or if the restoration cannot be completed within sixty (60) days after the Commencement of work in the opinion of the registered architect or engineer appointed by District, then District shall have the option either to (a) repair or restore such damage, this Lease continuing full force and effect, but the rent to be proportionately abated as hereinabove provided, or (b) give notice to Lessee (at any time within thirty (30) days after such damage) terminating this Lease as of a date to be specified in such notice, which date shall not be less than thirty (30) nor more than sixty
         (60) days after giving such notice. In the event of the giving of such notice, this Lease shall expire and all interest of Lessee in the Premises shall terminate on such date so specified in such notice and the rent, reduced by any proportionate reduction based upon the extent, if any, to which said damage interfered with the use and occupancy of Lessee as determined hereinabove shall be paid to the date of such termination. District agrees to refund to the Lessee any rent therefore paid in advance for any period of time subsequent to such date of termination as provided herein.

18.3 Total Destruction. In the event the Premises are total destroyed or the Premises cannot be restored as required herein under applicable laws and regulations, notwithstanding the availability of insurance proceeds, this Lease shall be terminated effective as of the date of the damage.

18.4 Damage Near End of the Term. Notwithstanding anything to the contrary contained in this Section 18, District shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this
         Section 18 occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

18.5 District's Obligations. The District shall not be required to repair any injury or damage by fire or other cause, or to make any restoration or replacement of any panelings, decorations, partitions, railings, floor covering, office fixtures or any other improvements or property installed in the Premises by Lessee or at the direct or indirect expense of Lessee. Lessee shall be required to restore or replace same in the event of damage. Except for abatement of rent, if any, Lessee shall have no claim against District for any damages suffered by reason of any such damage, destruction repair or restoration, nor shall Lessee have the right to terminate this Lease as the result of any statutory provision now or hereafter in effect pertaining the damage and destruction of the Premises or the Building, except as expressly provided herein.

18.6 Lessee's Right to Terminate. If at anytime a portion of the Premise is damaged or destroyed by any cause thereby rendering the Premises unusable, even if such damage is required to be insured against pursuant to Article 10, District shall notify Lessee in writing as to the estimated time for repairing the damage within ten (10) days of the date on which District learns of the damage. If District reasonably estimates that the time required for repair exceeds three
         (3) months, from the date of damage, or the damage occurs within the last twelve months of the Lease term, then Lessee, at Lessee's sole election; may terminate this Lease by delivering written notice of termination to District within ten (10) days after receipt of the estimation. Regardless of the total repair time, if this Lease is not terminated, rent will abate during the period until the Premises are repaired and ready for Lessee's full use and occupancy.

19.      DEFAULT; REMEDIES.

19.1 Default. The occurrence of any of the following shall constitute a material default and breach of this Lease by Lessee:

         19.1.1 Any failure by Lessee to pay the rent or any other monetary sums required to be paid hereunder (where such failure continues for three (3) business days after written notice by District to Lessee; or

         19.1.2   The abandonment of the Premises by Lessee; or

         19.1.3 A failure by Lessee to observe and perform any other provision of this Lease to be observed or performed by Lessee, where such failure continues for thirty (30) days after written notice thereof by District to Lessee: provided, however, that if the nature of the default is such that the same cannot reasonably be cured within said thirty (30) day period, Lessee shall not be deemed to be in default if Lessee shall within such period commence such cure and thereafter diligently prosecute the same to completion; or

          19.1.4 The making by Lessee of any general assignment or general arrangement for the benefit of creditors; the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy [unless, in the case of a petition filed against Lessee, same is dismissed within sixty (60) days]; the appointment of trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days, or the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty
                  (30) days. Lessee agrees that in the event of the above, then this Lease or any interest in or to the Premises shall not become an asset in any of such proceedings.

19.2 Remedies. In the event of any such material default or breach by Lessee, District may, at any time thereafter, without limiting District in the exercise of any right or remedy at law or in equity which District may have by reason of such default or breach:

         19.2.1 Maintain this Lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating Lessee's right to possession irrespective of whether Lessee shall have abandoned the Premises. In the event District elects not to terminate the Lease, District shall have the right to attempt to re-let the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as District deems reasonable and necessary without being deemed to have elected to terminate the Lease, including removal of all persons and property from the Premises. Such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee. In the event any such reletting occurs, this Lease shall terminate automatically upon the new Lessee taking possession of the Premises, notwithstanding failure by District to elect to terminate the Lease initially.
                  District at any time during the term of this Lease may elect to terminate this Lease by virtue of such previous default of Lessee.

         19.2.2 Terminate Lessee's right to possession by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to District. In such event District shall be entitled to recover from Lessee all damages incurred by District by reason of Lessee's default, including without limitation thereto, the following: (a) the worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that is proved could have been reasonably avoided; plus (c) any other amount necessary to compensate District for all the detriment proximately caused by Lessee's failure to perform any obligations under this Lease or which in the ordinary course of events would be likely to result therefrom; plus
                  (d) at District's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable State law. Upon any such re-entry District shall have the right to make any reasonable repairs, alterations or modifications to the Premises, which District in its sole discretion deems reasonable and necessary. As used in (a) above, the "worth at the time of award" is computed by allowing interest at the rate of ten percent (10%) per annum from the date of default. As used in (b), the "worth at the time of award" is computed by discounting such amount at the discount rate of the U.S. Federal Reserve Bank at the time of award plus one percent (1%). The term "rent," as used in this Section 18, shall be deemed to be and to mean the rent to be paid pursuant to Section 5 and all other monetary sums required to be paid by Lessee pursuant to the terms of this Lease.

                  All rights, options and remedies of District contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and District shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Lessee hereunder shall be implied from any acceptance by District or any rent or other payments due hereunder or any omission by District to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of District to or of any act by Lessee requiring District's consent or approval shall not be deemed to waive or render unnecessary District's consent or approval to or of any subsequent similar acts by Lessee.

20. CONDEMNATION. If all or any part of the Premises shall be taken or appropriated for public or quasi-public use by right of eminent domain with or without litigation or transferred by agreement in connection with such public or quasi-public use, either party hereto shall have the right at its option exercisable within thirty (30) days of receipt of notice of such taking to terminate this Lease as of the date possession is taken by the condemning authority; provided, however, that before Lessee may terminate this Lease by reason of taking or appropriation as provided hereinabove, such taking or appropriation shall be of such an extent and nature as to substantially handicap, impede or impair Lessee's use of the Premises. If any part of the Building other than the Premises shall be so taken or appropriated, District shall have the right at its option to terminate this Lease. No award for any partial or entire taking shall be apportioned, and Lessee hereby assigns to District any award which may be made in such taking or condemnation, together with any and all rights of Lessee now or hereafter arising in or to the same or any part thereof, provided, however, that nothing contained herein shall be deemed to give District any interest in or to require Lessee to assign to District any award made to Lessee for the taking of personal property and fixtures belonging to Lessee and/or the interruption of or damage to Lessee's business and/or for Lessee's unamortized cost of leasehold improvements and/or for Lessee's loss of goodwill and/or moving expenses. In the event of a partial taking which does not result in a termination of this Lease, rent shall be abated in the proportion which the part of the Premises so made unusable bears to the rented area of the Premises immediately prior to the taking District, at District's sole cost, will make Premises suitable for Lessee's use. No temporary taking of the Premises and/or of Lessee's rights herein or under this Lease shall terminate this Lease or give Lessee any right to any abatement of rent thereunder, and any award made to Lessee by reason of any such temporary taking shall belong entirely to Lessee and District shall not be entitled to share therein.

21.      LATE CHARGES.

21.1 Lessee hereby acknowledges that late payment by Lessee to District of rent and other sums due hereunder not paid within five (5) calendar days of the due date of such payment will cause District to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include but are not limited to, processing and accounting charges, and late charges which may be imposed on District by the terms of any mortgage or trust deed covering the Premises. Accordingly, in the event that Lessee shall fail to pay to District within five (5) days of the date when due any payment owing to District pursuant to the terms of this Lease, said late payment shall bear interest at the rate of ten percent (10%) per annum from the date due and payable until the same shall have been fully paid and, in addition:

         21.1.1 Service Charge. For each such payment to District not paid within five (5) days following the date of said payment Lessee shall pay to District a service change in the amount of Five Hundred Dollars ($500.00); and

         21.1.2 District's Option. Following each second consecutive late payment of rent, District shall have the option (a) to require that beginning with the first payment of rent due following the date such late payment was due, rent shall no longer be paid in monthly installments but shall be payable three (3) months in advance until twelve (12) months have elapsed with no late payment, at which time the rent will revert to payment in monthly amounts.

22. DISTRICT'S PERFORMANCE OF LESSEE'S OBLIGATIONS. Should Lessee fail to pay and discharge, when due and payable, any tax or assessment, or any premium or other charge in connection with any insurance policy or policies which Lessee is obligated to pay, or any lien or claim for labor or material employed or used in, or any claim for damages arising out of the repair, alternation, maintenance and use of the Premises, as provided in this Lease, after ten (10) days written notice from District, then District may, at its option, and without waiving or releasing Lessee from any of Lessee's obligations hereunder, pay any such tax, assessment, lien, claim, insurance premium or charge, or settle or discharge any action therefore or satisfy any judgment thereon. All costs, expenses and other sums, incurred or paid by District in connection therewith, together with interest at the rate of ten percent (10%) per annum on such costs, expenses and sums from the date incurred or paid by District, shall be deemed to be an additional charge hereunder and shall be paid by Lessee with and at the same time as the next installment of rent hereunder, and any default therein shall constitute a breach of the covenants and conditions of this Lease.

23. COST OF SUIT. In the event that any action shall be instituted by either of the parties hereto for the endorsement of any of its rights or remedies in and under this Lease, or any facts based upon or involving same, the prevailing party, whether in court or by way of out-of-court settlement, shall be entitled to recover from the nonprevailing party or parties such prevailing party's attorney fees, court costs, expert witness fees and/or other expenses relating to such controversy, including attorney's fees, court costs and/or expenses on appeal, if any.

24. ESTOPPEL STATEMENT. Lessee shall at any time and from time to time upon not less than ten (10) days prior written notice from District execute, acknowledge and deliver to District a statement in writing,
         (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of the District hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

25. PARKING. Lessee shall have the right to use, in common with District and other Lessees or occupants of the Building, their pro-rata portion of the parking facilities of the Building, at no additional cost, which is hereby agreed to be nine (9) unassigned parking spaces and includes use of spaces designated for handicapped parking as necessary. Such parking spaces shall be subject to the rules and regulations of District, which may be established or altered by District at any time or from time to time during the term hereof and shall be effective upon written notice to Lessee.

26.      AUTHORITY OF PARTIES.

26.1 Lessee represents that it is a corporation duly authorized to conduct business in California. Each individual executing this Lease on behalf of said corporation represents and warrants that such individual is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

26.2     District represents that it is a special district formed pursuant to
         Article 3 of Chapter 3 of Division 5 of the California Public Resources Code and is authorized by Section 5540 therein to, INTER ALIA., lease real property in furtherance of District purposes. The individual executing this Lease on behalf of District is duly authorized to execute and deliver this Lease and to do such other acts as are necessary or convenient to accomplish such matter.

27. NOTICES. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the District to the Lessee shall be sent by United States Mail, postage prepaid, addressed to the Lessee at the Premises, or to such other place as Lessee may from time to time designate in a notice to the District. All notices and demands by the Lessee to the District shall be sent by United States Mail, postage prepaid, addressed to the District at the Building, or to such other person or place as the District may from time to time designate by notice to Lessee.

28. SUBORDINATION. Lessee covenants and agrees that it will execute, without further consideration, any and all instruments desired by District or District's mortgagee, creditor, or Lessor, subordinating this Lease in the manner requested by District to all ground or underlying leases and the lien of any mortgage and/or any deed of trust or other encumbrance which may hereafter affect the Premises together with all renewals, modifications, consolidations, replacements or extensions thereof, provided that any lien or encumbrancer relying on such subordination or such additional agreements will covenant with Lessee that this Lease shall remain in full force and effect and Lessee shall not be disturbed in the event of sale or foreclosure so long as Lessee is not in default hereunder. Lessee agrees to attorn to the successor in interest of District following any transfer of such interest either voluntarily or by operation of Law and to recognize such successor as the District under this Lease. However, if District or any such ground District or mortgagee so elects, this Lease shall be deemed prior in lien to any ground lease, mortgage, deed of trust or other encumbrance upon or including the Premises regardless of date of recording and Lessee will execute a statement in writing to such effect at District's request. District is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Lessee to execute all subordination instruments in the event Lessee fails to execute said instruments within ten (10) days after notice from District demanding the execution thereof.

29. TRANSFER BY DISTRICT. The term "District" as used in this Lease, so far as covenants or obligations on the part of District are concerned, shall mean and include only the owner or owners at the time in question of the Premises, and in the event of any transfer or transfers of the title to the Premises, District herein named (and in case of any subsequent transfers or conveyances, the then grantor), except as hereinafter provided, shall be automatically freed and relieved from and after the date of such transfer or conveyance, of all personal liability as respects the performance of any covenants or obligations on the part of District contained in the Lease thereafter to be performed; provided that any funds in which Lessee has an interest which are in the hands of such District or the then grantor at the time of such transfer shall be turned over to the grantee, and any amount then due and payable to Lessee by District or the then grantor under any provisions of this Lease shall be paid to Lessee. It is intended hereby that the covenants and obligations contained in this Lease on the part of District shall, subject to the foregoing, be binding on District, its successors and assigns, only during and in respect of their respective successive periods of ownership.

30. INABILITY TO PERFORM. This Lease and the obligation of Lessee to pay rent hereunder and to keep, observe and perform all of the other terms, covenants, conditions, provisions and agreement of this Lease on the part of Lessee to be kept, observed or performed shall in nowise be affected, impaired or excused because District is unable to fulfill any of its obligations under this Lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to supply or is delayed in supplying any equipment or fixtures, if District is prevented or delayed from doing so by reason of strike or labor troubles, unavailability of materials, riots, rebellion, insurrection, invasion, war, action or interference of governmental authorities, acts of God or any other cause whether similar or dissimilar of the foregoing which is beyond the control of District.

31. SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof shall not work a merger, and shall, at the option of the District, terminate all or any existing subleases, or subtenancies, or may, at the option of District, operate as an assignment to it of any or all such subleases or subtenancies.

32. RULES AND REGULATIONS. Lessee and Lessee's agents, servants, employees, visitors and licensees shall observe and comply fully and faithfully with all reasonable and nondiscriminatory rules and regulations adopted by District for the care, protection, cleanliness and operation of the Building and its Lessees, including those rules and regulations attached to this Lease as Exhibit "B" and incorporated herein by this reference, and any modification or addition thereto adopted by District, provided District shall give written notice thereof to Lessee. District shall not be responsible to Lessee for the nonperformance by any other Lessee or occupant of the Building of any of said rules and regulations.

33. SCOPE AND AMENDMENTS. This Lease is and shall be considered to be the only agreement between the parties hereto. All negotiations and oral agreements acceptable to both parties are included herein. No amendment or other modification of this Lease shall be effective unless in a writing signed by District and by Lessee.

34.      GENERAL PROVISIONS.

34.1 Waiver. No waiver of any default or breach of any covenant by either party hereunder shall be implied from any omission by either party to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the waiver, and then said waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein by either party shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by either party requiring further consent or approval shall not be deemed to waiver or render unnecessary their consent or approval to or of any subsequent similar acts.

34.2 Accord and Satisfaction. No payment by Lessee or receipt by District of a lesser amount than the rent payment herein stipulated shall be deemed to be other than on account of the rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and District may accept such check or payment without prejudice to District's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

34.3 Individual Liability. The obligations of District under this Lease do not constitute personal obligations of the employees, officers or directors of the District, and Lessee shall look solely to the real estate that is the subject of this Lease and to no other assets of District for satisfaction of any liability in respect of this Lease and will not seek recourse against the employees, officers or directors of the District or any of their personal assets for such satisfaction.

34.4     Time.  Time is of the essence hereof.

34.5     Captions; Attachments; Defined Terms.

         34.5.1 The captions of the Sections of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any Section of this Lease.

         34.5.2 Exhibits attached hereto, and addendum and schedules initialed by the parties, are deemed by attachment to constitute part of this Lease and are incorporated herein.

         34.5.3 The words "District" and "Lessee", as used herein shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there be more than one District or Lessee, the obligations hereunder upon District or Lessee shall be joint and several; as to a Lessee which consists of husband and wife, the obligations shall extend individually to their sole and separate property as well as community property. The term "District" shall mean only the owner or owners at the time in question of the fee title or a Lessee's interest in a ground lease of the land underlying the Building. The obligations contained in this Lease to be performed by the District shall be binding on District successors and assigns only during their respective period of ownership.

34.6 Severability. If any term, covenant, condition or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, covenants, conditions, or provisions of this Lease, or the application thereof to any person or circumstance, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

34.7 Applicable Law. This Lease, and the rights and obligations of the parties hereto, shall be construed and enforced in accordance with the laws of the State in which the Premises are located.

34.8 Examination of Lease. Submission of this instrument for examination or signature by Lessee does not constitute a reservation of or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both District and Lessee.

34.9 Quiet Possession. Provided Lessee has performed all of the terms, covenants, agreements and conditions of this Lease, including the payment of rental and all other sums due hereunder, Lessee shall peaceably and quietly hold and enjoy the Premises against District and all persons claiming by, through or under District, for the term herein described subject to the provisions and conditions of this Lease. Lessee's right to use the Premises as herein provided shall be subject to restrictions or other limitations or prohibitions resulting from any laws, statutes, ordinances, and governmental rules, regulations or requirements now in force or which may hereafter be in force, and no such event shall in any way affect this Lease, abate rent, relieve Lessee of any liabilities or obligations under this Lease or give rise to any claim whatsoever against District.

34.10 Light and Air Easement. Any diminution or shutting off of light or air by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease, abate rent or otherwise impose any liability on District.

35.      BROKERS.

35.1 Brokers. Lessee warrants that it has had no dealing with any real estate broker or agents in connection with the negotiation of this Lease excepting only the Staubach Company and BT Commercial and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

35.2 Commission. District shall be responsible for any real estate commission or other related costs or fees in this transaction due to BT Commercial. Lessee agrees to and does hereby indemnify and hold District harmless from and against any and all other costs, liabilities, losses, damages, claims, causes of action or proceedings which may result from any broker, agent or finder, licensed or otherwise, claiming through, under or by reason of the conduct of Lessee in connection with this transaction.

The parties hereto have executed this Lease on the dated specified immediately adjacent to their respective signatures.

"Lessee"          DrugAbuse Science, Inc.
                  330 Distel Circle, Suite 150
                  Los Altos, California 94022
                  Telephone:  (650) 462-1000
                  Facsimile:  (650) 462-1003

By: /s/ Philippe Pouletty                 Dated:
   -------------------------------              --------------------

Title:  CEO

"District":       Midpeninsula Regional Open Space District
                  330 Distel Circle
                  Los Altos, California 94022
                  Telephone:  (650) 691-1200
                  Facsimile:  (650) 691-0485

By: /s/ L. Craig Britton                  Dated:  2/24/00
   -------------------------------              --------------------
   L. Craig Britton
   General Manager

                                    EXHIBIT A

                            DIAGRAM OF LEASE PREMISES

                                       of

                          330 Distel Circle, Suite 150
                           Los Altos, California 94022

                                    EXHIBIT B

                              RULES AND REGULATIONS

1. No new or additional sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without written consent of District first had and obtained and Lessee shall be provided space for signage on the road side monument and front entrance subject to District's approval and consistent with building standards (note wood design). All costs of signage shall be the responsibility of Lessee. All approved signs or letter on doors shall be printed, painted, affixed or inscribed at the expense of the Lessee unless otherwise agreed.

         Lessee shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises, provided, however, that District may furnish and install a Building standard window covering at all exterior windows. Lessee shall not without prior written consent of District cause or otherwise sunscreen any window.

2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the Lessees or used by them for any purpose other than for ingress and egress from their respective Premises.

3. Lessee shall not alter any exterior lock or install any new or additional exterior locks or any bolts on any doors or windows of the Premises. Lessee shall have the right to install a security system for its computer facilities and nothing herein contained shall abrogate or modify the right to do so.

4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of the rule shall be borne by the Lessee who, or whose employees or invitees shall have caused it.

5. Lessee shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

6. No furniture, freight or equipment of any kind shall be brought into the common areas of the Building without prior notice to District and all moving of the same shall be done at such time and in such manner as District shall designate. District shall have the right to prescribe the weight, size, and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building: Safes or other heavy objects shall, if considered necessary by District, stand on supports of such thickness as is necessary to properly distribute the weight. District will not be responsible for loss or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of the Lessee.

7. Lessee shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the District or other occupants of the Building by reason of noise, odors and/or vibrations, or interface in any way with other Lessees or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

8. No cooking shall be done or permitted by any Lessee on the Premises, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes. The brewing of coffee or tea or the use of a microwave oven shall not be considered "cooking".

9. Lessee shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by District.

10. District will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of the District. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of District, but consent is hereby given to install facilities reasonably necessary to the installation of the telephone and computer system within the Premises.

11. On Saturdays, Sundays and legal holidays, and everyday between the hours of 6:00 p.m. and 8:00 a.m. the following day, access to the Building or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. The District shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.

         In case of invasion, mob, riot, public excitement, or other commotion, the District reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the Lessees and protection of property in the Building and the Building.

12. District reserves the right to exclude or expel from the Building any person who, in the judgment of District, is intoxicated or under the influence of liquor or drugs, or who shall in any manner to any act in violation of any of the rules and regulations of the Building. Lessee, Lessee's invitees, customers, agents, employees, or guests shall not disrupt or annoy or cause a disturbance to the operations of the District.

13. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the District.

14. District shall have the right, exercisable without notices and without liability to Lessee, to change the name and street address of the Building of which the Premises are a part.

15. Lessee shall not disturb, solicit, or canvass any occupancy of the Building and shall cooperate to prevent same.

16. Without the written consent of District, Lessee shall not use the name of the Building in connection with or in promoting or advertising the business of Lessee except as Lessee's address.

17. District shall have the right to control and operate the public portions of the Building; and the public facilities, and heating and air conditioning as well as facilities furnished for the common use of the Lessees, in such manner as it deems best for the benefit of the Lessees generally.

18. All entrance doors in the Premises shall be left locked when the Premises is not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.

19. Lessee shall not bring any animal or pet into the building or anywhere on the property

20. Lessee shall comply with applicable municipal ordinances regulating smoking in places of employment. Smoking within the Premises and common areas is prohibited.

                            DRUGABUSE SCIENCES, INC.
                            CERTIFICATE OF SECRETARY

                  The undersigned, Jeffrey P. Higgins, hereby certifies as follows:

                  1. He is the duly elected, qualified and acting Secretary of DrugAbuse Sciences, Inc., a California corporation (the "Company."

                  2. Philippe Pouletty, M.D. is the Chairman and Chief Executive Officer of the Company and is authorized to sign leases or similar documents on behalf of the Company:

                  3. The signature below is the true signature of the Philippe Pouletty, M.D.

       NAME                                              TITLE                                SIGNATURE
       ----                                              -----                                ----------
Philippe Pouletty, M.D.                  Chairman and Chief Executive Officer   /s/ Philippe Pouletty
                                                                                --------------------------------------

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate this 18 day of February, 2000.

                                        /s/ Jeff Higgins
                                        -----------------------------
                                        Jeffrey P. Higgins, Secretary